UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

JENA ACQUISITION CORPORATION II
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42674	98-1842831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 Village Center Circle
Las Vegas, Nevada 89134

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (702) 323-7330

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one Right	JENA.U	The New York Stock Exchange

Class A Ordinary Shares, par value $0.0001 per share	JENA	The New York Stock Exchange

Rights, each entitling the holder to receive one-twentieth (1/20) of one Class A Ordinary Share	JENA.R	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continue Listing Rule or Standard; Transfer of Listing.

On April 1, 2026, Jena Acquisition Corporation II (the “Company”) received a written notice (the “Notice”) from the staff of NYSE Regulation of the New York Stock Exchange (“NYSE”) indicating that the Company is not currently in compliance Section 802.01A of the NYSE Listed Company Manual (the “Listing Rule”) which requires the Company to maintain a minimum of 300 public shareholders on a continuous basis. As permitted by the Listing Rule, the Company will, within 45 days from the receipt of the Notice, submit a business plan to the NYSE that demonstrates how the Company expects to return to compliance with the Listing Rule within 18 months of receipt of the Notice. Upon receipt of the plan, the NYSE has 45 days to review and determine if the plan reasonably demonstrates the Company’s ability to regain compliance with the minimum listing standards. The Notice has no immediate impact on the listing or trading of the Company’s securities.

On April 3, 2026, the Company issued a press release announcing receipt of the Notice. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward-Looking

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including the Company’s ability to submit a plan to regain compliance satisfactory to NYSE Regulation; the Company’s ability to evidence that it has at least 300 public shareholders; and other risks and uncertainties set forth in the Company’s reports filed with the SEC. Copies of these reports can be accessed through the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated April 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JENA ACQUISITION CORPORATION II

By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	General Counsel and Corporate Secretary

Date: April 3, 2026

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